UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2020

 United Fire Group Inc.
(Exact name of registrant as specified in its charter)

Iowa	001-34257	45-2302834
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

118 Second Avenue SE
Cedar Rapids	Iowa	52401
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (319) 399-5700
_______________________N/A________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	UFCS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On May 6, 2020, United Fire Group, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2020. The release is attached as Exhibit 99.1 hereto and is incorporated herein by reference. The information in this Current Report and the exhibit attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 8.01. Other Events.

United Fire Group, Inc. is updating its risk factors contained in Item 1A of its Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission on February 28, 2020, as follows:
Our business, financial condition, results of operations and liquidity may be negatively impacted by the coronavirus (COVID-19) pandemic.
On January 30, 2020, the World Health Organization declared a global emergency with respect to the COVID-19 outbreak. Several countries, including the United States, as well as several states within the United States, have initiated travel restrictions and other limitations that have impacted individuals and businesses worldwide. We are closely monitoring developments related to the COVID-19 pandemic to assess its impact on our business. The effects of the COVID-19 pandemic continue to evolve and have the potential to materially impact our business, results of operations, financial condition, liquidity, capital position, the value of the investments we hold in our investment portfolio, premiums and demand for our products, and our ability to collect premiums on a timely basis or the requirement to return premiums to policyholders. The extent to which the coronavirus impacts our business will depend on future developments, which are highly uncertain and cannot be predicted at this time, including the duration and severity of the coronavirus and the actions taken to contain the coronavirus or treat its impact, among others. Additionally, if established written contract policy exclusions of business interruption coverage for losses attributable to this COVID-19 pandemic are voided or changed through legislation, regulations or interpretations by the courts, such changes have the potential to materially increase claims, losses and legal expenses which will impact our business, financial condition, results of operations or liquidity. To the extent we experience adverse effects from the COVID-19 pandemic, it may also have the effect of heightening many of the other risks described in Part I, Item 1A, Risk Factors, of the Annual Report on Form 10-K for the year ended December 31, 2019.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are furnished herewith:

Exhibit 99.1	Press release of United Fire Group, Inc. dated May 6, 2020.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document.)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Fire Group, Inc.
(Registrant)

Dated:	May 6, 2020	/s/ Randy A. Ramlo
Randy A. Ramlo, Chief Executive Officer